Exhibit 99.1

Horizon Aircraft Appoints Tom Hearne to Board of Directors and Names Him Audit Committee Chair

Company to benefit from Hearne’s 30 years of technology leadership, capital markets, and financial oversight experience as it advances the Cavorite X7 program

TORONTO, September 4, 2026 – New Horizon Aircraft Ltd. (“Horizon Aircraft” or the “Company”) (Nasdaq: HOVR), an advanced aerospace company developing one of the first hybrid-electric Vertical Takeoff and Landing (VTOL) aircraft, today announced the appointment of Tom Hearne to its Board of Directors (the “Board”) and as Chair of the Board’s Audit Committee, effective immediately.

Mr. Hearne succeeds Trisha Nomura, who has resigned from the Board and Chair of the Audit Committee effective September 4, 2026, for personal reasons. Her resignation was not the result of any disagreement with the Company or the Board regarding its operations, policies, practices, financial reporting, or other matters. Ms. Nomura will continue to be available in a support and advisory function as needed by the Company and remains an important shareholder.

Brandon Robinson, Co-Founder and CEO of Horizon Aircraft, commented, “Trisha has played an important role in Horizon’s development as a public company, bringing strong financial expertise, thoughtful judgment, and rigorous oversight to the Board and Audit Committee. We are grateful for her contributions and commitment to Horizon, and we wish her continued success.”

About Tom Hearne

Mr. Hearne has more than 30 years of experience as a senior executive and board member of public and private technology companies, with expertise in financial management, capital markets, corporate governance, strategic transactions, and scaling growth businesses. Over the course of his career, he has helped scale companies from early-stage operations through periods of rapid revenue growth, including successful financings totaling more than $500 million in value.

He currently serves as Chief Executive Officer and a director of ARB Labs, an artificial intelligence technology company serving the gaming industry. He also serves as a director and Chair of the Audit Committee of publicly traded Enthusiast Gaming Holdings and chairs its Special Committee.

Previously, Mr. Hearne served as Chief Executive Officer and a director of Tiidal Gaming Group, Chief Financial Officer and a director of London Stock Exchange-listed Sportech PLC, and Chief Financial Officer of Score Media.

Mr. Hearne is a Chartered Professional Accountant and a member of CPA Ontario. He holds an MBA from the Schulich School of Business at York University.

Mr. Robinson continued, “Tom brings a combination of public company governance, financial leadership, capital markets expertise, and a proven track record of scaling technology businesses that is particularly relevant to Horizon at this stage of our development. As we advance the Cavorite X7 through manufacturing, testing, certification, and ultimately commercialization, disciplined financial oversight and the ability to navigate the capital markets will become increasingly important. We believe Tom’s experience and perspective will make him a valuable addition to our Board.”

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is a Canadian aerospace company that is developing one of the world’s first hybrid-electric VTOL (Vertical Take-Off and Landing) aircraft designed to fly most of its mission in traditional wing-borne flight, offering industry-leading speed, range, and operational utility. Horizon Aircraft’s unique designs put the mission first and prioritize safety and performance. Upon successful completion of testing and certification of its full-scale aircraft, Horizon Aircraft intends to scale unit production to meet expected demand from regional aircraft operators, emergency service providers, and military customers.

For further information, visit:

Website www.horizonaircraft.com
YouTube https://www.youtube.com/@horizonaircraft
LinkedIn https://www.linkedin.com/company/horizon-aircraft-inc

Information on Horizon Aircraft’s website does not constitute a part of and is not incorporated by reference into this press release.

For further information, contact:

Investors:

Kathryn Burns
ir@horizonaircraft.com

Media:

Edwina Frawley-Gangahar
EFG Media Relations
+44 7580 174672
edwina@efgmediarelations.com

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “target,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein include, but are not limited to, statements relating to the anticipated benefits of changes to the Company’s Board; the targeted readiness of the full-scale hybrid Cavorite X7 eVTOL demonstrator aircraft for initial testing, development priorities and technical milestones; the Cavorite X7’s design specifications, anticipated operational parameters and projected performance, including assumptions regarding operating costs, fuel consumption, maintenance costs and utilization rates; funding and liquidity sufficiency and runway; certification and testing plans; and potential production, partnership, supply chain and market opportunities.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon Aircraft competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon Aircraft will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (iv) statements regarding Horizon Aircraft’s industry and market size; (v) financial condition and performance of Horizon Aircraft, including the condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon Aircraft; (vi) Horizon Aircraft’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (vii) successful completion of testing and certification of Horizon Aircraft’s Cavorite X7 eVTOL; (viii) the targeted future production of Horizon Aircraft’s Cavorite X7 aircraft; and (ix) other factors detailed by us in the Company’s public filings with the SEC and under the Company’s profile on sedarplus.ca, including the disclosures under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2026, filed with the SEC and filed under the Company’s profile on sedarplus.ca on July 16, 2026. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company may elect to update these forward-looking statements at some point in the future, it assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law. Horizon Aircraft does not give any assurance that Horizon Aircraft will achieve its expectations.